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                                                                    EXHIBIT 4.02

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                                    FORM OF

                                SENIOR INDENTURE

                                    Between

                         FLEXTRONICS INTERNATIONAL LTD.

                                      and

       STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE


                        Dated as of ____________________


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                               TABLE OF CONTENTS

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ARTICLE ONE DEFINITIONS ....................................................................................     1
         SECTION 1.01.  Certain Terms Defined...............................................................     1
                  "Affiliate"...............................................................................     2
                  "Agent" ..................................................................................     2
                  "Authenticating Agent"....................................................................     2
                  "Authorized Newspaper"....................................................................     2
                  "Board of Directors"......................................................................     2
                  "Board Resolution"........................................................................     2
                  "Business Day"............................................................................     2
                  "Commission"..............................................................................     2
                  "Company".................................................................................     3
                  "Company Order"...........................................................................     3
                  "covenant defeasance".....................................................................     3
                  "Coupon" .................................................................................     3
                  "Defaulted Interest"......................................................................     3
                  "Depository"..............................................................................     3
                  "ECU" ....................................................................................     3
                  "Euro" or "euro"..........................................................................     3
                  "Event of Default"........................................................................     3
                  "Exchange Act"............................................................................     3
                  "Foreign Currency"........................................................................     3
                  "Holder," "Holder of Securities," "Securityholder"........................................     3
                  "Interest Payment Date"...................................................................     3
                  "IRS" ....................................................................................     4
                  "Judgment Currency".......................................................................     4
                  "Officer's Certificate"...................................................................     4
                  "Opinion of Counsel"......................................................................     4
                  "Original Issue Date".....................................................................     4
                  "Original Issue Discount Security"........................................................     4
                  "Outstanding".............................................................................     4
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                  "Paying Agent"............................................................................     5
                  "Periodic Offering".......................................................................     5
                  "Person ..................................................................................     5
                  "Predecessor Security"....................................................................     5
                  "principal"...............................................................................     5
                  "Principal Office of the Trustee".........................................................     5
                  "Record Date".............................................................................     5
                  "Register"................................................................................     5
                  "Registered Global Security"..............................................................     5
                  "Registered Security".....................................................................     6
                  "Required Currency".......................................................................     6
                  "Responsible Officer".....................................................................     6
                  "Special Record Date".....................................................................     6
                  "Stated Maturity".........................................................................     6
                  "Indenture"...............................................................................     6
                  "Security" or "Securities"................................................................     6
                  "Supplemental Indenture"..................................................................     6
                  "Trustee".................................................................................     6
                  "Trust Indenture Act".....................................................................     6
                  "United States Dollars"...................................................................     6
                  "Unregistered Security"...................................................................     6
                  "U.S. Government Obligations".............................................................     7
                  "Yield to Maturity".......................................................................     7
ARTICLE TWO ISSUE, DESCRIPTION, EXECUTION, REGISTRATION, TRANSFER AND EXCHANGE OF SECURITIES................     7
         SECTION 2.01.  Form of Securities and Trustee's Certificate of Authentication......................     7
         SECTION 2.02.  Form of Trustee's Certificate of Authentication.....................................     7
         SECTION 2.03.  Amount Unlimited, Issuable in Series................................................     7
         SECTION 2.04.  Authentication and Delivery of Indentures...........................................    10
         SECTION 2.05.  Execution of Securities.............................................................    12
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         SECTION 2.06.  Certificate of Authentication.......................................................    13
         SECTION 2.07.  Denominations; Payment of Interest on Securities....................................    13
         SECTION 2.08.  Registration, Transfer and Exchange of Securities...................................    14
         SECTION 2.09.  Mutilated, Defaced, Destroyed, Lost and Stolen Securities...........................    16
         SECTION 2.10.  Cancellation and Destruction of Surrendered Securities..............................    17
         SECTION 2.11.  Temporary Securities................................................................    18
         SECTION 2.12.  Securities in Global Form; Depositories.............................................    18
         SECTION 2.13.  CUSIP Numbers.......................................................................    21
         SECTION 2.14.  Series May Include Tranches.........................................................    21
ARTICLE THREE REDEMPTION OF SECURITIES AND SINKING FUNDS....................................................    21
         SECTION 3.01.  Applicability of Article............................................................    21
         SECTION 3.02.  Notice of Redemption; Partial Redemptions...........................................    21
         SECTION 3.03.  Payment of Securities Called for Redemption.........................................    23
         SECTION 3.04.  Exclusion of Certain Securities From Eligibility for Selection for Redemption.......    23
         SECTION 3.05.  Mandatory and Optional Sinking Funds................................................    24
ARTICLE FOUR  PARTICULAR COVENANTS OF THE COMPANY...........................................................    26
         SECTION 4.01.  Payment of Principal of and Interest on Securities..................................    26
         SECTION 4.02.  Corporate Existence of the Company; Consolidation, Merger, Sale or Transfer.........    26
         SECTION 4.03.  Maintenance of Offices or Agencies for Transfer, Registration, Exchange and Payment
                          of Securities ....................................................................    26
         SECTION 4.04.  Appointment to Fill a Vacancy in the Office of Trustee..............................    27
         SECTION 4.05.  Duties of Paying Agent..............................................................    28
         SECTION 4.06.  Notice of Default...................................................................    28
         SECTION 4.07.  Maintenance of Properties...........................................................    29
         SECTION 4.08.  Payment of Taxes and Other Claims...................................................    29
         SECTION 4.09.  Luxembourg Publications.............................................................    29
ARTICLE FIVE SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE..............................    29
         SECTION 5.01.  Company to Furnish Trustee Information as to the Names and Addresses of
                          Securityholders ..................................................................    29
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         SECTION 5.02.  Preservation of Information; Communication to Securityholders.......................    30
         SECTION 5.03.  Reports by Company..................................................................    31
         SECTION 5.04.  Reports by Trustee..................................................................    31
ARTICLE SIX REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT.................................    33
         SECTION 6.01.  Events of Default; Acceleration, Waiver of Default and Restoration of Position
                          and Rights .......................................................................    33
         SECTION 6.02.  Covenant of Company to Pay to Trustee Whole Amount Due on Securities on Default
                          in Payment of Interest or Principal...............................................    36
         SECTION 6.03.  Trustee May File Proofs of Claim....................................................    37
         SECTION 6.04.  Trustee May Enforce Claims Without Possession of Securities.........................    37
         SECTION 6.05.  Application of Moneys Collected by Trustee..........................................    38
         SECTION 6.06.  Limitation on Suits by Holders of Securities........................................    38
         SECTION 6.07.  Rights and Remedies Cumulative......................................................    39
         SECTION 6.08.  Delay or Omission Not Waiver........................................................    39
         SECTION 6.09.  Control by Holders; Waiver of Past Defaults.........................................    40
         SECTION 6.10.  Trustee to Give Notice of Defaults Known to it, but May Withhold in Certain
                          Circumstances ....................................................................    40
         SECTION 6.11.  Requirement of an Undertaking to Pay Costs in Certain Suits Under the Indenture
                          or Against the Trustee ...........................................................    41
         SECTION 6.12.  Waiver of Stay or Extension Laws....................................................    41
ARTICLE SEVEN  CONCERNING THE TRUSTEE.......................................................................    41
         SECTION 7.01.  Certain Duties and Responsibilities of Trustee......................................    41
         SECTION 7.02.  Certain Rights of Trustee...........................................................    42
         SECTION 7.03.  Trustee Not Responsible for Recitals or Application of Proceeds.....................    43
         SECTION 7.04.  Trustee May Own Securities or Coupons...............................................    43
         SECTION 7.05.  Moneys Received by Trustee to be Held in Trust......................................    43
         SECTION 7.06.  Trustee Entitled to Compensation, Reimbursement and Indemnity.......................    44
         SECTION 7.07.  Right of Trustee to Rely on Officer's Certificate Where No Other Evidence
                          Specifically Prescribed ..........................................................    44
         SECTION 7.08.  Disqualification; Conflicting Interest..............................................    44
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         SECTION 7.09.  Requirements for Eligibility of Trustee.............................................    50
         SECTION 7.10.  Resignation and Removal of Trustee; Appointment of Successor........................    50
         SECTION 7.11.  Acceptance of Appointment by Successor Trustee......................................    51
         SECTION 7.12.  Successor to Trustee by Merger, Consolidation or Succession to Business.............    52
         SECTION 7.13.  Preferential Collection of Claims Against Company...................................    52
         SECTION 7.14.  Appointment of Authenticating Agent.................................................    56
ARTICLE EIGHT CONCERNING THE SECURITYHOLDERS................................................................    58
         SECTION 8.01.  Evidence of Action by Securityholders...............................................    58
         SECTION 8.02.  Proof of Execution of Instruments and of Holding of Securities......................    58
         SECTION 8.03.  Who May be Deemed Owners of Securities..............................................    58
         SECTION 8.04.  Securities Owned by the Company or Controlled or Controlling Persons Disregarded
                          for Certain Purposes .............................................................    59
         SECTION 8.05.  Instruments Executed by Securityholders Bind Future Holders.........................    59
ARTICLE NINE SECURITYHOLDERS' MEETINGS......................................................................    60
         SECTION 9.01.  Purposes for Which Meetings May be Called...........................................    60
         SECTION 9.02.  Manner of Calling Meetings..........................................................    60
         SECTION 9.03.  Call of Meeting by the Company or Securityholders...................................    60
         SECTION 9.04.  Who May Attend and Vote at Meetings.................................................    61
         SECTION 9.05.  Regulations May be Made by Trustee; Conduct of the Meeting; Voting Rights --
                          Adjournment ......................................................................    61
         SECTION 9.06.  Manner of Voting at Meetings and Record to be Kept..................................    62
         SECTION 9.07.  Exercise of Rights of Trustee and Securityholders Not to be Hindered or Delayed.....    62
ARTICLE TEN SUPPLEMENTAL INDENTURES.........................................................................    62
         SECTION 10.01.  Purposes for Which Supplemental Indentures May be Entered Into Without Consent
                           of Securityholders ..............................................................    62
         SECTION 10.02.  Modification of Indenture with Consent of Holders of Securities....................    63
         SECTION 10.03.  Effect of Supplemental Indentures..................................................    65
         SECTION 10.04.  Securities May Bear Notation of Changes by Supplemental Indentures.................    65
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ARTICLE ELEVEN DISCHARGE; DEFEASANCE........................................................................    66
         SECTION 11.01.  Satisfaction and Discharge of Indenture............................................    66
         SECTION 11.02.  Application by Trustee of Funds Deposited for Payment of Securities................    69
         SECTION 11.03.  Repayment of Moneys Held by Paying Agent...........................................    69
         SECTION 11.04.  Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years..........    70
         SECTION 11.05.  Indemnity for U.S. Government of Obligations.......................................    70
ARTICLE TWELVE IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS..............................    70
         SECTION 12.01.  Incorporators, Stockholders, Officers and Directors of Company Exempt From
                           Individual Liability ............................................................    70
ARTICLE THIRTEEN MISCELLANEOUS PROVISIONS...................................................................    71
         SECTION 13.01.  Successors and Assigns of the Company Bound by Indenture...........................    71
         SECTION 13.02.  Notices; Effectiveness.............................................................    71
         SECTION 13.03.  Compliance Certificates and Opinions...............................................    72
         SECTION 13.04.  Days on Which Payment to be Made, Notice Given or Other Action Taken...............    73
         SECTION 13.05.  Provisions Required by Trust Indenture Act to Control..............................    73
         SECTION 13.06.  Governing Law......................................................................    73
         SECTION 13.07.  Effect of Headings.................................................................    73
         SECTION 13.08.  Securities in a Foreign Currency or in ECU.........................................    73
         SECTION 13.09.  Judgment Currency..................................................................    74
         SECTION 13.10.  Provisions of the Indenture and Securities for the Sole Benefit of the Parties
                           and the Securityholders..........................................................    74
         SECTION 13.11.  Indenture May be Executed in Counterparts..........................................    74
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
      THIS INDENTURE, dated as of ________________, between FLEXTRONICS
INTERNATIONAL LTD., a Singapore company (the "Company"), and STATE STREET BANK
AND TRUST COMPANY OF CALIFORNIA, N.A., a national banking association duly organized and existing under the laws of the United States, as trustee (the
"Trustee").

                                   WITNESSETH:

      WHEREAS, the Company has duly authorized the issuance, sale, execution and delivery, from time to time, of its unsecured evidences of indebtedness (hereinafter referred to as the "Securities"), without limit as to principal amount, issuable in one or more series, the amount and terms of each such series to be determined as hereinafter provided; and, to provide the terms and conditions upon which the Securities are to be issued, authenticated and delivered, the Company has duly authorized the execution of this Indenture; and

      WHEREAS, all acts and things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal subordinated obligations of the Company, and to constitute this Indenture a valid indenture and agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Securities have in all respects been duly authorized;

      NOW, THEREFORE, THIS INDENTURE

                                   WITNESSETH:

      That in order to declare the terms and conditions upon which the Securities are to be issued, authenticated and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of any series thereof, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

      SECTION 1.01. Certain Terms Defined. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article One have the meanings assigned to them in this Article One, and include the plural as well as the singular;

            (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (c) all accounting terms not otherwise defined herein shall have the meanings assigned to them and all computations herein provided for shall be made, in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" shall mean such principles as they exist at the date of applicability thereof; and

            (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with") when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

      "Agent" means any Registrar, Paying Agent, transfer agent or Authenticating Agent.

      "Authenticating Agent" shall the meaning set forth in Section 7.14.

      "Authorized Newspaper" means a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition) and in the case of London, will, if practicable, be the Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable be the Luxembourg Wort and published in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in The City of New York, London or Luxembourg, as applicable. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

      "Board of Directors" shall mean the Board of Directors of the Company, or any duly authorized committee of such Board of Directors.

      "Board Resolution" shall mean on or more resolutions of the Board of Directors of the Company certified by the Secretary or by an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification.

      "Business Day" means, with respect to any Security, a day that is not a day on which banking institutions in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, are authorized or required by any applicable law or regulation to be closed.

      "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties theretofore assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Company" shall mean Flextronics International Ltd., a Singapore company, until a successor corporation shall have become such pursuant to the applicable provisions hereof, and thereafter "Company" shall mean such successor Company.

      "Company Order" means a written statement, request or order of the Company signed in its name by the Chairman of the Board of Directors of the Company, the President or Chief Executive Officer, any Vice President or the Treasurer of the Company.

      "covenant defeasance" shall have the meaning set forth in Section 11.01.

      "Coupon" means any interest coupon appertaining to an Unregistered
Security.

      "Defaulted Interest" shall have the meaning set forth in Section 2.07.

      "Depository" shall mean, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Registered Global Securities, the Person designated as Depository by the Company pursuant to Section 2.03 of this Indenture until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter the term "Depository" shall mean or include each Person who is then a Depository hereunder, and if at any time there is more than one such Person, "Depository" as used with respect to the Securities of any such series shall mean the Depository with respect to the Securities of that series.

      "ECU" means the European Currency Unit as defined and revised from time to time by the European Monetary System of the European Community and/or Euros.

      "Euro" or "euro" means the currency adopted by those countries participating in the third stage of the European Monetary Union.

      "Event of Default" with respect to Securities of any series shall mean any event specified as such in Section 6.01 and any other event as may be established with respect to the securities of such series as permitted by
Section 2.03. An Event of Default shall "exist" if an Event of Default shall have occurred and be continuing.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Foreign Currency" means a currency issued by the government of a country other than the United States of America.

      "Holder," "Holder of Securities," "Securityholder" or any other similar term means (a) in the case of any Registered Security, the person in whose name such Security is registered in the Register kept by the Company for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

      "Interest Payment Date" when used with respect to any Security means the Stated Maturity of an installment of interest on such Security.

      "IRS" means the Internal Revenue Service of the United States Department of the Treasury, or any successor entity.

      "Judgment Currency" has the meaning set forth in Section 13.09.

      "Officer's Certificate" shall mean a certificate signed by the Chairman of the Board of Directors of the Company, any Vice-Chairman of the Board of Directors of the Company, the President or Chief Executive Officer or any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section 13.03, if and to the extent required by the provisions of such Section.

      "Opinion of Counsel" shall mean a written opinion of legal counsel who may be an employee of the Company or other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.03, if and to the extent required by the provisions of such Section.

      "Original Issue Date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

      "Original Issue Discount Security" shall mean (a) any Security which provides for an amount less than the principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to
Section 6.01 or (b) any other Security which for United States Federal income tax purposes would be considered an original issue discount security.

      "Outstanding" when used with reference to Securities shall, subject to the provisions of Section 8.04, mean, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for whose payment or redemption moneys or U.S. Government Obligations (as provided in Section 11.01) in the necessary amount have been theretofore deposited with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company (if the Company shall act as its own Paying Agent) in trust for the Holders of such Securities, provided that if such Securities or portions thereof, are to be redeemed prior to the Stated Maturity thereof, notice of such redemption has been duly given as provided in Article Three hereof, or provision therefor satisfactory to the Trustee has been made;

            (c) Securities in exchange for or in lieu of which other Securities shall have been authenticated and delivered under this Indenture; and

            (d) Securities alleged to have been destroyed, lost or stolen which have been paid as provided in Section 2.07 hereof.

      In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination as if a declaration of acceleration of the maturity thereof pursuant to Section 6.01 had been made.

      "Paying Agent" means any Person authorized by the Company to pay the principal of and any interest and premium, if any, on any Securities on behalf of the Company.

      "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

      "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint stock company, a trust, an unincorporated organization, or a government or any agency, authority or political subdivision thereof.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.04 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any," provided, however, that such inclusion of premium, if any, shall under no circumstances result in the double counting of such premium for the purpose of any calculation required hereunder.

      "Principal Office of the Trustee" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, except that with respect to presentation of Securities for payment such term shall mean the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted. The present address of the principal office at which the corporate trust business of the Trustee is administered is 633 West 5th Street, 12th Floor, Los Angeles, CA 90071, attention: Corporate Trust Administration.

      "Record Date" for the interest payable on any Interest Payment Date on any series of Securities shall mean the date specified as such in the Securities of such series.

      "Register" shall mean the books for the registration and transfer of Securities which books are kept by the Trustee pursuant to Section 2.08.

      "Registered Global Security" means a Security evidencing all or a portion of a series of Registered Securities, issued to the Depositary for such series in accordance with Section 2.12, and bearing the legend prescribed in Section
2.12 and any other legend required by the Depositary for such series.

      "Registered Security" means any Security registered on the Register of the Company.

      "Required Currency" shall have the meaning set forth in Section 13.09.

      "Responsible Officer" when used with respect to the Trustee shall mean any officer in the Principal Office of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of such Person's knowledge of and familiarity with the particular subject.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.07.

      "Stated Maturity" when used with respect to any Security or any installment of interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

      "Indenture" shall mean this instrument as originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein, and shall include the form and terms of particular series of Securities established in accordance with the provisions of Sections 2.03 and 2.04.

      "Security" or "Securities" shall mean any security or securities of the Company without regard to series, authenticated and delivered under this Indenture.

      "Supplemental Indenture" shall mean an indenture supplemental hereto as such Supplemental Indenture may be originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein and therein.

      "Trustee" shall mean the party named as such in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder, and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

      "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended as of the date of this Indenture.

      "United States Dollars" shall mean the lawful currency of the United States of America.

      "Unregistered Security" means any Security other than a Registered
Security.

      "U.S. Government Obligations" shall have the meaning set forth in Section 11.01.

      "Yield to Maturity" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                   ARTICLE TWO

                  ISSUE, DESCRIPTION, EXECUTION, REGISTRATION,
                       TRANSFER AND EXCHANGE OF SECURITIES

      SECTION 2.01. Form of Securities and Trustee's Certificate of Authentication. The Securities of each series and the Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions and as set forth in an Officer's Certificate or Supplemental Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements thereon as the Board of Directors may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities of such series may be listed, or to conform to usage all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons.

      The definitive Securities and Coupons, if any, and each registered Global Security may be printed, lithographed or fully or partly engraved or produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution thereof.

      SECTION 2.02. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Securities, of the series designated herein, referred to in the within-mentioned Indenture.
                                         State Street Bank and Trust
                                         Company of California, N.A., as Trustee
                                         ---------------------------

                                         By
                                            ------------------------------------
                                            Authorized Signatory

      SECTION 2.03. Amount Unlimited, Issuable in Series.

      (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is not limited. The Securities may be issued in one or more series.

      The following terms and provisions of each series of Securities shall be established in or pursuant to one or more Board Resolutions and set forth in an Officer's Certificate detailing such establishment or established in one or more Supplemental Indentures prior to the issuance of Securities of any series:

            (1) the designation of the series of Securities of the series (which shall distinguish the Securities of such series from all other series of Securities) and which may be part of a series of Securities previously issued;

            (2) any limit upon the aggregate principal amount of the particular series of Securities which may be executed, authenticated and delivered under this Indenture; provided, however, that nothing contained in this Section 2.03 or elsewhere in this Indenture or in the Securities or in an Officer's Certificate or in a Supplemental Indenture is intended to or shall limit execution by the Company or authentication and delivery by the Trustee of Securities under the circumstances contemplated by Sections 2.08, 2.09, 2.11,
3.03 and 10.04;

            (3) if other than United States Dollars, the coin, currency or currencies or composite currency in which principal of and interest and any premium on such series of Securities shall be payable (including, but not limited to, any Foreign Currency or ECU);

            (4) the Stated Maturity for payment of principal of such series of Securities and any sinking fund or analogous provisions;

            (5) the rate or rates at which such series of Securities shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable, the terms and conditions of any deferral of interest and the additional interest, if any, thereon, the right, if any, of the Company to extend the time for payment of interest, the terms and duration of such extension rights and (in the case of Registered Securities) the date or dates on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

            (6) the place or places where the principal of and any interest on Securities of any series shall be payable, where such Securities may be surrendered for registration of transfer, where such Securities may be surrendered for exchange and where notice and demands to or upon the Company, in respect of such Securities, and this Indenture may be served, if other than as provided in Section 4.03;

            (7) the right, if any, of the Company to redeem Securities, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

            (8) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

            (9) if other than denominations of $1,000 or [Euro] 1,000, as the case may be, and any integral multiple thereof, in the case of Registered Securities, or $1,000 and $5,000 or [Euro] 1,000 and [Euro] 5,000 in the case of Unregistered Securities, the denominations in which such series of Securities shall be issuable;

            (10) the percentage of the principal amount at which the Securities will be issued, and, if other than the principal amount thereof, the portion of the principal amount of such series of Securities which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

            (11) if other than the coin, currency or currencies in which the Securities of the series are denominated, the coin, currency or currencies in which payment of the principal of or interest on the Securities of such series shall be payable, including composite currencies or currency units;

            (12) if the principal or interest on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

            (13) if the amount of payments or principal of and interest on the Securities of the series may be determined with reference to an index or formula based on a coin, currency, composite currency or currency unit other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

            (14) whether the Securities of the series will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities, the Depository for such Registered Global Securities and any additional terms and conditions relating to such Registered Global Securities not set forth in this Indenture) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.08, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

            (15) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem the Securities of the series rather than pay such additional amounts;

            (16) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

            (17) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars of any other agents with respect to the Securities of such series;

            (18) any additional events of default or covenants with respect to the Securities of a particular series not set forth herein;

            (19) the terms and conditions, if any, upon which any Securities of such series may or shall be converted or exchanged into other instruments or other forms of property of the Company or its subsidiaries, including without limitation, securities of another Person held by the Company or its Affiliates, and if so the terms thereof; and

            (20) any other terms of such series of Securities (which terms shall not be inconsistent with the provisions of this Indenture).

      (b) All Securities of any one series and Coupons, if any, appertaining thereto shall be substantially identical except that any series may have serial maturities and different interest rates for different maturities and except in the case of Registered Securities as to denomination and the differences herein specified between Registered Global Securities and Registered Securities issued in definitive form and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or Supplemental Indenture relating to such series of Securities. All Securities of any one series need not be issued at the same time, and, unless otherwise provided in the Officer's Certificate or Supplemental Indenture relating to such series, a series may be reopened for issuances of additional Securities of such series.

      SECTION 2.04. Authentication and Delivery of Securities; Supplemental
                    Indentures for Secured Issues.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver any series of Securities having attached thereto appropriate Coupons, if any, executed by the Company to the Trustee for authentication by it together with the applicable documents referred to below in this Section 2.04, and the Trustee shall thereupon authenticate and deliver said Securities (or if only a single Security, such Security) and Coupons, if any, to or upon the written order of the Company, signed by an officer of the Company, without any further corporate action. The maturity date, original issue date, interest rate and any other terms of the Securities of such series and Coupons, if any, appertaining thereto shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which instructions, if oral, shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs (2), (3) and (4) below only at or before the time of the first request of the Company to the Trustee to authenticate Securities of such series) and (subject to Section 7.01) shall be fully protected in relying upon, the following enumerated documents unless and until such documents have been superseded or revoked:

            (1) a Company Order requesting such authentication and setting forth delivery instructions if the Securities and Coupons, if any, are not to be delivered to the Company, provided that, with respect to Securities of a series subject to a Periodic Offering, (a) such Company Order may be delivered by the Company to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to a Company Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by a Company Order or pursuant to such procedures and
(d) if provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which instructions, if oral, shall be promptly confirmed in writing;

            (2) any Board Resolution, Officer's Certificate and/or executed Supplemental Indenture referred to in Section 2.01 and 2.03 by or pursuant to which the forms and terms of the Securities and Coupons, if any, were established;

            (3) an Officer's Certificate setting forth the form or forms and terms of the Securities and Coupons, if any, stating that the form or forms and terms of the Securities and Coupons, if any, have been established pursuant to Sections 2.01 and 2.03 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request;

            (4) at the option of the Company, either one or more Opinions of Counsel, or a letter addressed to the Trustee permitting it to rely on one or more Opinions of Counsel, substantially to the effect that:

                  (a) the form or forms of the Securities and Coupons, if any, have been duly authorized and established in conformity with the provisions of this Indenture;

                  (b) in the case of an underwritten offering, the terms of the Securities have been duly authorized and established in conformity with the provisions of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Securities have been established pursuant to a Board Resolution, an Officer's Certificate or a Supplemental Indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in a Company Order shall have been established, all such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture;

                  (c) this Indenture and such Securities, when executed and issued by the Company and authenticated by the Trustee in accordance with the provisions of this Indenture and duly paid for by the purchasers thereof, and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, except as any rights thereunder may be limited by the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally; the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law; the effect of applicable court decisions invoking statutes or principles of equity, which have held that certain covenants and provisions of agreements are unenforceable where the breach of such covenants or provisions imposes restrictions or burdens upon a borrower, and it cannot be demonstrated that the enforcement of such restrictions or burdens is necessary for the protection of the creditor, or which have held that the creditor's enforcement of such covenants or provisions under the circumstances would have violated the creditor's covenants of good faith and fair dealing implied under California law; and the effect of California statutes and rules of law which cannot be waived prospectively by a borrower, and such counsel need express no opinion with regard to the enforceability of
Section 7.06 or of a judgment denominated in a currency other than United States Dollars; and

                  (d) the Company has complied with all applicable Federal laws and requirements in respect of the execution and delivery of such Securities;

            (5) if the Securities are to be secured, a supplemental indenture conforming to the requirements of Section 314 of the Trust Indenture Act, and such other documents as may be required by Section 314; and

            (6) if the Securities are to be convertible, a supplemental indenture conforming to the requirements of the Trust Indenture Act, and such other documents as may be required by the Trust Indenture Act.

            In rendering such opinions, any counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium, fraudulent transfer and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely upon opinions of other counsel (copies of which shall be delivered to the Trustee) reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

            The Trustee shall have the right to decline to authenticate and deliver any Securities under this section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Company or if the Trustee in good faith by its board of directors or board of trustees, executive committee or a trust committee of directors or trustees shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

      SECTION 2.05. Execution of Securities. The Securities and each Coupon appertaining thereto, if any, shall be executed manually or in facsimile, by any two of the Chairman of the Board, Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Chief Financial officer, the Treasurer or any Assistant Treasurer of the Company under its corporate seal (except in the case of Coupons), which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise. Only such Securities or Coupons, if any, as shall bear thereon a certificate of authentication substantially in the form recited herein, executed by the Trustee manually by an authorized officer, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate of authentication of the Trustee upon any Security or Coupon, if any, executed by the Company shall be conclusive evidence that the Security or Coupon so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Typographical or other errors or defects in the seal or facsimile signature on any Security or in the text thereof shall not affect the validity or enforceability of such Security if it has been duly authenticated and delivered by the Trustee.

      In case any officer of the Company who shall have signed any of the Securities or Coupons, if any, (manually or in facsimile) shall cease to be such officer before the Securities or Coupons so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities or Coupons nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Securities or Coupons had not ceased to be such officer of the Company. Also, any Security or Coupon may be signed on behalf of the Company by such Persons as on the actual date of execution of such Security or Coupon shall be the proper officers of the Company, although at the date of the execution of this Indenture or on the nominal date of such Security any such Person was not such officer.

      SECTION 2.06. Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

      SECTION 2.07. Denominations; Payment of Interest on Securities.

      (a) The Securities of each series may be issued as Registered Securities or Unregistered Securities in denominations all as shall be specified as contemplated by Section 2.03. In the absence of such provisions with respect to the Registered Securities of any series, the Securities of such series (other than any Registered Global Securities) shall be issued in denominations of $1,000 (or [Euro] 1,000, as applicable) and any integral multiple thereof. If denominations of Unregistered Securities of any series are not so established, such Securities shall be issuable in denominations of $1,000 and $5,000 (or [Euro] 1,000 and [Euro] 5,000). The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

      (b) If the Securities of any series shall bear interest, each Security of such series shall bear interest from the applicable date at the rate per annum specified in the Officer's Certificate or Supplemental Indenture with respect to such series of Securities. Unless otherwise specified in the Officer's Certificate or Supplemental Indenture with respect to the Securities of any series, interest on the Securities of such series shall be computed on the basis of a 360-day year of twelve 30-day months. Such interest shall be payable on the Interest Payment Dates specified in the Officer's Certificate or Supplemental Indenture with respect to such series of Securities. The Person in whose name any Security (or one or more Predecessor Securities) is registered at the close of business on the applicable Record Date for the series of which such Security is a part shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date unless such Security shall have been called for redemption on a Redemption Date which is subsequent to such Record Date and prior to such Interest Payment Date or unless the Company shall default in the payment of interest due on such Interest Payment Date on any Security of such series.

      Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date solely by virtue of such Holder having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

      (1) The Company may elect to make payment of any Defaulted Interest on the Securities of any series to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of a Security of such series at such Holder's address as it appears in the Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection (2).

      (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this subsection, such payment shall be deemed practicable by the Trustee.

      Interest on Securities of any series that bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Register.

      Subject to the foregoing provisions of this Section 2.07, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security and each such Security shall bear interest from such date, such that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

      SECTION 2.08. Registration, Transfer and Exchange of Securities. Except as specifically otherwise provided herein with respect to Registered Global Securities, Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged shall be surrendered at the offices or agencies to be maintained in accordance with the provisions of Section 4.03 and the Company shall execute the Security or Securities, and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive.

      The Company shall cause the Trustee to keep or cause to be kept, at one or more of the offices or agencies to be maintained by the Trustee in accordance with the provisions of Section 4.04 with respect to the Securities of each series, the Register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of such series and the transfer of Registered Securities of such series as in this Article provided. The Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Register shall be open for inspection by the Trustee and any registrar of the Securities of such series other than the Trustee. Upon due presentment for transfer of any Security of any series at the offices or agencies of the Company to be maintained in accordance with Section
4.03 with respect to the Registered Securities of such series, the Company shall execute a new Security and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Registered Securities of the same series for a like aggregate principal amount of authorized denominations. Notwithstanding any other provisions of this Section 2.08, unless and until it is exchanged in whole or in part for Registered Securities in definitive form, a Global Security representing all or a portion of the Registered Securities of a series may not be transferred except as a whole by the Depository for such series to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such series or a nominee of such successor Depository.

      Unregistered Securities (except for any temporary global Unregistered Securities) and Coupons (except for Coupons attached to any temporary global Unregistered Securities) shall be transferable by delivery.

      At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section
4.03 and upon payment, if the Company shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise established pursuant to
Section 2.03, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.03, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise established pursuant to
Section 2.03, such Unregistered Securities may be exchanged for Unregistered Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.03, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. Registered Securities of any series may not be exchanged for Unregistered Securities of such series unless (1) otherwise specified pursuant to Section 2.03 and (2) the Company has delivered to the Trustee an Opinion of Counsel that (x) the Company has received from the IRS a ruling or (y) since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that the inclusion of terms permitting Registered Securities to be exchanged for Unregistered Securities would result in no United States federal income tax effect adverse to the Company or to any Holder. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities and Coupons, if any, surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee, and the Trustee shall deliver a certificate of disposition thereof to the Company.

      All Registered Securities of any series presented or surrendered for exchange, transfer, redemption, conversion or payment shall, if so required by the Company or any registrar of the Securities of such series, be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company and such registrar, duly executed by the registered Holder or by such Person's attorney duly authorized in writing.

      No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

      The Company shall not be required to exchange or transfer (a) any Securities of any series during a period beginning at the opening of business 15 days before the day of the first publication or the mailing (if there is no publication) of a notice of redemption of Securities of such series and ending at the close of business on the day of such publication or mailing or (b) any Securities called or selected for redemption in whole or in part, except, in the case of Securities called for redemption in part, the portion thereof not so called for redemption in whole or in part or during a period beginning at the opening of business on any Record Date for such series and ending at the close of business on the relevant Interest Payment Date therefor.

      SECTION 2.09. Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security or any Coupon appertaining to any Security shall be mutilated, defaced, destroyed, lost or stolen, the Company in its discretion may execute and, upon the written request of any officer of the Company, the Trustee shall authenticate and delivery, a new Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen with Coupons corresponding to the Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof, and in the case of mutilation or defacement shall surrender the Security and related Coupons to the Trustee or such agent.

      Upon the issuance of any substitute Security or Coupon, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) or its agent connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may instead of issuing a substitute Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupons and of the ownership thereof.

      Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statue existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

      SECTION 2.10. Cancellation and Destruction of Surrendered Securities. All Securities and Coupons surrendered for payment, redemption, transfer, conversion or exchange, or for credit against any payment in respect of a sinking or analogous fund, if any, shall, if surrendered to the Company, the Trustee or any agent of the Company or of the Trustee, be delivered to the Trustee, and the same, together with Securities surrendered to the Trustee for cancellation, shall be canceled by it and thereafter disposed of by it as directed by the Company, and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy canceled Securities and Coupons and deliver a certificate of destruction thereof to the Company unless by an Officer's Certificate of the Company, the Company shall direct that canceled Securities be returned to it. If the Company shall purchase or otherwise acquire any of the Securities and Coupons, however, such purchase or acquisition shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the Company, at its option shall deliver or surrender the same to the Trustee for cancellation.

      SECTION 2.11. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute and the Trustee shall authenticate and deliver temporary

Securities of such series which are printed, lithographed, typewritten or otherwise produced, in each case satisfactory to the Trustee. Temporary Securities of any series shall be issuable as Registered Securities without coupons, or as Unregistered Securities with or without coupons attached thereto of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such appropriate omissions, insertions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Every such temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities upon surrender of the temporary Securities without charge to the Holder at the offices or agencies to be maintained by the Trustee as provided in Section 4.03 with respect to the Securities of such series and in the case of Unregistered Securities, at any agency maintained by the Company for such purpose as specified pursuant to
Section 2.03. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series and in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the benefits of this Indenture and interest thereon, when and as payable, shall be paid to the registered owners thereof. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.03 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency located outside the United States and the procedures pursuant to which definitive or global Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

      SECTION 2.12. Securities in Global Form; Depositories. (a) Each Registered Global Security shall: (i) represent and be denominated in an aggregate amount equal to the aggregate principal amount of the Securities of the series to be represented by such Registered Global Security, (ii) be registered in the name of either the Depository for such Registered Global Security or the nominee of such Depository, (iii) be delivered by the Trustee to such Depository or pursuant to such Depository's written instruction and (iv) bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Registered Global Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any nominee to a successor Depository or a nominee of any successor Depository." The notation of the record owner's interest in such Registered Global Security upon the original issuance thereof shall be deemed to be delivery in connection with the original issuance of each beneficial owner's interest in such Registered Global Security. Without limiting the foregoing, the Company and the Trustee shall have no responsibility, obligation or liability with respect to: (x) the maintenance, review or accuracy of the records of the Depository or of any of its participating organizations with respect to any ownership interest in or payments with respect to such Registered Global Security, (y) any communication with or delivery of any notice (including notices of redemption) with respect to the series of Securities represented by the Registered Global Security to any Person having any ownership interest in such Registered Global Security or to any of the Depository's participating organizations or (z) any payment made on account of any beneficial ownership interest in such Registered Global Security.

      (b) If any Security of a series is issuable in the form of a Registered Global Security or Securities, each such Registered Global Security may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Registered Global Security to reflect the amount of Outstanding Securities of a series represented thereby shall be made by the Trustee and in such manner as shall be specified on such Registered Global Security. Any instructions by the Company with respect to a Registered Global Security, after its initial issuance, shall be in writing but need not comply with Section 13.03 of this Indenture.

      (c) Each Depository designated pursuant to the provisions of Section 2.03 of this Indenture for a Registered Global Security must, at the time of its designation and at all times while it serves as a depositary, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation. If at any time the Depository for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depository for the Securities of such series or if at any time the Depository for the Securities of such series shall no longer be eligible under this Section 2.12, the Company shall appoint a successor Depository with respect to the Securities of such series. If a successor Depository for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or learns of such ineligibility, the Company shall execute and the Company shall direct the Trustee to authenticate and deliver definitive Securities of such series in authorized denominations in exchange for the Registered Global Security or Securities. Upon receipt of such direction, the Trustee shall thereupon authenticate and deliver the definitive Securities of such series in the same aggregate principal amount as the Registered Global Security or Securities representing such series in exchange for such Registered Global Security or Securities, in accordance with the provisions of subsection
(e) of this Section 2.12, without any further corporate action by the Company.

      (d) The Company may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Registered Global Securities shall no longer be represented by such Registered Global Security or Securities. In such event, the Company will execute and upon receipt of a written order from the Company, the Trustee shall thereupon authenticate and deliver Securities of such series in definitive form and in authorized denominations in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such series in exchange for such Registered Global Security or Securities, in accordance with the provisions of subsection (e) of this Section 2.12 without any further corporate action by the Company.

      (e) Upon any exchange hereunder of the Registered Global Security or Securities for Securities in definitive form, such Registered Global Security or Securities shall be canceled by the Trustee. Registered Securities issued hereunder in exchange for the Registered Global Security or Securities shall be registered in such names and in such authorized denominations as the Depository for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such definitive Securities in exchange for the Registered Global Security or Securities to the persons in whose name such definitive Securities have been registered in accordance with the directions of the Depository.

      (f) Any time the Registered Securities of any series are not in the form of Registered Global Securities pursuant to the preceding two paragraphs, the Company agrees to supply the Trustee with a reasonable supply of certified Registered Securities without the legend required by this Section 2.12 and the Trustee agrees to hold such Registered Securities in safekeeping until authenticated and delivered pursuant to the terms of this Indenture.

      If established by the Company pursuant to Section 2.03 with respect to any Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same series and tenor in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

            (i) to the Person specified by such Depositary new Registered Securities of the same series and tenor, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

            (ii) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

      Registered Securities issued in exchange for a Registered Global Security pursuant to this Section 2.12 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

      All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

      Notwithstanding anything herein or in the forms or terms of any Securities to the contrary, none of the Company, the Trustee or any agent of the Company or the Trustee shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Company (such as, for example, the inability of the Company to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws. The Trustee and any such agent shall be entitled to rely on an Officers' Certificate or an Opinion of Counsel in determining such result.

      SECTION 2.13. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders and no representation shall be made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange.

      SECTION 2.14. Series May Include Tranches. A series of Securities may include one or more tranches (each a "tranche") of Securities, including Securities issued in a Periodic Offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of this Indenture, with respect to Sections
2.05 (other than the fourth paragraph thereof) through 2.12, 3.01 through 3.05, 4.03, 6.01 through 6.12, 10.02 and 11.01 through 11.05, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to Section 2.03. In particular, and without limiting the scope of the next preceding sentence, any of the provisions of such sections which provide for or permit action to be taken with respect to a series of Securities shall also be deemed to provide for and permit such action to be taken instead only with respect to Securities of one or more tranches within that series (and such provisions shall be deemed satisfied thereby), even if no comparable action is taken with respect to Securities in the remaining tranches of that series.

                                  ARTICLE THREE

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

      SECTION 3.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their Stated Maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.03 for Securities of such series.

      SECTION 3.02. Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part at the option of the Company shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the Register. Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to all other Holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 4.09, in an Authorized Newspaper in Luxembourg), in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of such Security of such series.

      The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

      The notice of redemption of Securities of any series to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

      On or before the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and holder in trust as provided in Section 4.05) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Company will deliver to the Trustee at least 70 days prior to the date fixed for redemption, or such shorter period as shall be acceptable to the Trustee, an Officer's Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Company prior to the expiration of any restriction on such redemption, the Company shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officer's Certificate stating that such restriction has been complied with.

      If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, in its sole discretion, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Company in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

      SECTION 3.03. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and, except as provided in Sections 7.05 and 11.04, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided, that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holder of such Registered Securities registered as such on the relevant record date, subject to the terms and provisions of
Section 2.03 and 2.07 hereof.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

      If any Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

      Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

      SECTION 3.04. Exclusion of Certain Securities From Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

      SECTION 3.05. Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of the Securities of any series herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

      In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

      On or before the 60th day next preceding each sinking fund payment date for any series, the Company will deliver to the Trustee an Officer's Certificate (which need not contain the statements required by Section 13.03) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officer's Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officer's Certificate shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such 60th day, to deliver such Officer's Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

      If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or a lesser sum in United States Dollars (or the equivalent thereof in any Foreign Currency or ECU) if the Company shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or less and the Company makes no such request then it shall be carried over until a sum in excess of $50,000 (or the equivalent thereof in any Foreign Currency or ECU) is available. The Trustee shall select, in the manner provided in Section 3.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such Officer's Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. The Trustee, in the name and at the expense of the Company (or the Company, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 3.02 (and with the effect provided in Section 3.03) for the redemption of Securities of such series in part at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the Stated Maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at its Stated Maturity.

      On or before each sinking fund payment date, the Company shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

      The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default be deemed to have been collected under Article 5 and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 6.09 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                  ARTICLE FOUR

                       PARTICULAR COVENANTS OF THE COMPANY

      SECTION 4.01. Payment of Principal of and Interest on Securities. The Company covenants that it will duly and punctually pay or cause to be paid the principal of and any interest and premium on each of the Securities in accordance with the terms of the Securities and in the Coupons, if any, appertaining thereto and this Indenture. Except with respect to any Registered Global Securities, if the Securities of any series bear interest, each installment of interest on the Securities of such series may, at the option of the Company, be paid by mailing a check or checks for such interest payable to the Person entitled thereto pursuant to Section 2.07 to the address of such Person as it appears on the Register of such series on the applicable Record Date for such interest payment. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.03. The interest, if any, on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Company, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Register of the Company.

      SECTION 4.02. Corporate Existence of the Company; Consolidation, Merger, Sale or Transfer. The Company covenants that so long as any of the Securities are Outstanding, it will maintain its existence, will not dissolve, sell or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another entity or permit one or more other entities to consolidate with or merge into it; provided that the Company may, without violating the covenants in this Section 4.02 contained, consolidate with or merge into another entity or permit one or more other entities to consolidate with or merge into it, or sell or otherwise transfer to another entity all or substantially all of its assets as an entirety and thereafter dissolve, if the surviving, resulting or transferee entity, as the case may be, (i) shall be organized and existing under the laws of (a) one of the States of the United States of America, the District of Columbia or Singapore, or (b) any other country, subject to any limitations or conditions set forth in the applicable supplement to this Indenture, (ii) assumes, if such entity is not the Company, all of the obligations of the Company hereunder and (iii) is not, after such transaction, otherwise in default under any provisions hereof.

      SECTION 4.03. Maintenance of Offices or Agencies for Transfer, Registration, Exchange and Payment of Securities. So long as any of the Securities shall remain Outstanding, the Company covenants that it will cause the Trustee to maintain an office or agency in either The City of New York, State of New York, or the City and County of Los Angeles, State of California, where the Securities may be presented for registration, exchange and transfer as in this Indenture provided, and where notices and demands to or upon the Trustee in respect of the

Securities or of this Indenture may be served, and where the Securities may be presented for payment. In case the Trustee shall fail to maintain any such office or agency, presentations and demands may be made and notices may be served at the principal office of the Company.

      The Company will maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of any series are listed) where the Unregistered Securities, if any, of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless, pursuant to applicable United States laws and regulations then in effect, such payment can be made without adverse tax consequences to the Company. Notwithstanding the foregoing, if full payment in United States Dollars at each agency maintained by the Company outside the United States for payment on such Unregistered Securities or Coupons appertaining thereto is illegal or effectively precluded by exchange controls or other similar restrictions, payments in United States Dollars of Unregistered Securities of any series and coupons appertaining thereto which are payable in United States Dollars may be made at an agency of the Company maintained in the City of New York.

      The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Company in respect of the Securities of any series, the Coupons appertaining thereto or this Indenture may be served.

      The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any agency required by this Section to be located in the Borough of Manhattan, The City of New York or the City and County of Los Angeles, or shall fail to give such notice of the location or for any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Principal Office of the Trustee.

      The Company may from time to time designate one or more additional offices or agencies where the Securities of a series and any Coupons appertaining thereto may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and pursuant to Section
2.04 and where the Registered Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Company may from time to time rescind any such designation, as the Company may deem desirable or expedient; provided, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain the agencies provided for in this Section. The Company shall give to the Trustee prompt written notice of any such designation or rescission thereof.

      SECTION 4.04. Appointment to Fill a Vacancy in the Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, covenants that it will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee with respect to the Outstanding Securities.

      SECTION 4.05. Duties of Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee with respect to Securities of any series, it will cause such Paying

Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.05 and
Section 11.04,

            (1) that it will hold all sums held by it as such agent for the payment of the principal of or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities entitled to such principal or interest and will notify the Trustee of the receipt of sums to be so held,

            (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

            (3) that it will at any time during the continuance of any Event of Default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it.

      (b) Whenever the Company shall have one or more Paying Agents with respect to the Securities of any series, it will, prior to each due date of the principal of or any interest and premium on the Securities of such series, deposit with a Paying Agent of such series a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Holders of Securities entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      (c) If the Company shall act as its own Paying Agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

      (d) Anything in this Section 4.05 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such series by it, or any Paying Agent hereunder, as required by this Section 4.05, and such sums are to be held by the Trustee upon the trust herein contained.

      SECTION 4.06. Notice of Default. The Company covenants that, as soon as is practicable, the Company will furnish the Trustee notice of any event which is an Event of Default or which with the giving of notice or the passage of time or both would constitute an Event of Default which has occurred and is continuing on the date of such notice, which notice shall set forth the nature of such event and the action which the Company proposes to take with respect thereto.

      SECTION 4.07. Maintenance of Properties. The Company will cause all properties used in or useful in the conduct of its business to be maintained and kept in good condition, repair, and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all time except to the extent that the Company may be prevented from so doing by circumstances beyond its control; provided, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company desirable in the conduct of the business of the Company and not disadvantageous in any material respect to the Securityholders.

      SECTION 4.08. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent: (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company; and (b) all lawful claims for labor, materials, and supplies, which, if unpaid, might by law become a lien upon the property of the Company; provided, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings; and provided further that the Company shall not be required to cause to be paid or discharged any such tax, assessment, charge or claim if the Company shall determine that such payment is not advantageous to the conduct of the business of the Company taken as a whole and that the failure so to pay or discharge is not disadvantageous in any material respect to the Securityholders.

      SECTION 4.09. Luxembourg Publications. In the event of the publication of any notice pursuant to Section 3.02, 6.10, 7.10(a), 7.11 and 10.02, the party making such publication in the Borough of Manhattan, The City of New York and London shall also, to the extent that notice is required to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulation, as evidenced by an Officer's Certificate delivered to such party, make a similar publication in Luxembourg.

                                  ARTICLE FIVE

                       SECURITYHOLDERS' LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

      SECTION 5.01. Company to Furnish Trustee Information as to the Names and Addresses of Securityholders. The Company will furnish or cause to be furnished to the Trustee, not less than 45 days nor more than 60 days after each date (month and day) specified as an Interest Payment Date for the Securities of the first series issued under this Indenture (whether or not any Securities of that series are then Outstanding), but in no event less frequently than semiannually, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities, obtained since the date as of which the next previous list, if any, was furnished, excluding from any such list the names and addresses received by the Trustee in its capacity as registrar (if so acting). Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished and need not include information received after such date.

      SECTION 5.02. Preservation of Information; Communication to Securityholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Securities of each series (1) contained in the most recent list furnished to it as provided in
Section 5.01, (2) received by the Trustee in the capacity of Paying Agent or registrar (if so acting) and (3) filed with the Trustee within the two preceding years as provided for in Section 5.04(c). The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

      (b) If three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of any series or with Holders of all Securities with respect to their rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

            (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02; or

            (2) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communications, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each of the Holders of Securities of such series, or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

      (c) Each and every Holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 5.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

      SECTION 5.03. Reports by Company. (a) The Company covenants and agrees to file with the Trustee within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

      (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

      (c) The Company covenants and agrees to transmit to the Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in subsection (c) of Section 5.04 with respect to reports pursuant to subsection (a) of said Section 5.04, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 5.03 as may be required by rules and regulations prescribed from time to time by the Commission.

      (d) The Company and any other obligor on the Securities each covenant and agree to furnish to the Trustee, not less than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants of this Indenture (which compliance shall be determined without regard to any period of grace or requirement of notice as provided in this Indenture). Such certificates need not comply with Section
13.03 of this Indenture.

      SECTION 5.04. Reports by Trustee. (a) On or before the first July 15th following the date of execution of this Indenture, and on or before July 15 in every year thereafter, if and so long as any Securities are Outstanding hereunder, the Trustee shall transmit to the Securityholders as hereinafter in this Section 5.04 provided, a brief report dated as of the preceding May 15 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

            (1) any change to its eligibility under Section 7.09, and its qualifications under Section 7.08;

            (2) the creation of or any material change to a relationship specified in paragraph (1) through (10) of Section 7.08(d);

            (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of the Securities of such series Outstanding on the date of such report;

            (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except indebtedness based upon a creditor relationship arising in any manner described in paragraph (2), (3), (4) or (6) of subsection (b) of Section 7.13;

            (5) any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

            (6) any additional issue of Securities which the Trustee has not previously reported; and

            (7) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.10.

      (b) The Trustee shall transmit to the Securityholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section
5.04 (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent or less of the principal amount of Securities of such series Outstanding at such time, such report to be transmitted within 90 days after such time.

      (c) Reports pursuant to this Section 5.04 shall be transmitted by mail (i) to all Holders of Securities of any series, as the names and addresses of such Holders shall appear upon the Register of the Securities of such series, (ii) to such Holders of Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose and (iii) except in the case of reports pursuant to subsection (b) of this
Section 5.04 to each Holder whose name and address are preserved at the time by the Trustee as provided in Section 5.02(a) hereof.

      (d) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities of any series are listed and also with the Commission. The Company will notify the Trustee when and as the Securities of any series become listed on any stock exchange.

                                   ARTICLE SIX

                           REMEDIES OF THE TRUSTEE AND
                       SECURITYHOLDERS ON EVENT OF DEFAULT

      SECTION 6.01. Events of Default; Acceleration, Waiver of Default and Restoration of Position and Rights. The term "Event of Default" whenever used herein with respect to any particular series of Securities shall mean any one of the following events:

      (a) default in the payment of any installment of interest on any Security of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days provided however, that an extension of one or more Interest Payment Dates by the Company in accordance with the provisions of any Supplemental Indenture, shall not constitute an Event of Default; or

      (b) default in the payment of all or any part of the principal of or any premium on any Security of such series as and when the same shall become due and payable whether at maturity, by proceedings for redemption, by declaration or otherwise, provided however, that an extension of the Stated Maturity for payment of principal of Securities of such series in accordance with the provisions of any Supplemental Indenture, shall not constitute an Event of Default; or

      (c) default in the satisfaction of any sinking fund payment obligation relating to such series of Securities, when and as such obligation shall become due and payable provided however, that an extension of the Stated Maturity for payment of any sinking fund payment with respect to Securities of such series in accordance with the provisions of any Supplemental Indenture, shall not constitute an Event of Default; or

      (d) failure on the part of the Company to observe or perform in any material respect any other of the covenants or agreements on its part in the Securities or in this Indenture (including any Supplemental Indenture or pursuant to any Officer's Certificate, as contemplated by Section 2.03) specifically contained for the benefit of the Holders of the Securities of such series, for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of not less than 25% in principal amount of the Securities of such series and all other series so benefited (all series voting as one class) at the time Outstanding under this Indenture a written notice specifying such failure and stating that such is a "Notice of Default" hereunder; or

      (e) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, if such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

      (f) the commencement by the Company of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the Company's consent to the entry of an order for relief in any involuntary case under any such law, or its consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or the making by the Company of any general assignment for the benefit of creditors, or its failure generally to pay its debts as they become due or the taking by the Company of any corporate action in furtherance of any of the foregoing; or

      (g) any other Event of Default provided in the Officer's Certificate or Supplemental Indenture under which such series of is issued or in the form of Security for such series.

      If an Event of Default described in clause (a), (b) or (c) shall have occurred and be continuing with respect to any one or more series of Outstanding Securities, then and in each and every such case, unless the principal amount of all the Securities of each series as to which there is an Event of Default shall have already become due and payable, either the Trustee or the Holders of not less than 25% in principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Company (and to the Trustee if given by Securityholders) may declare the principal amount (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Securities of such series, together with any accrued interest, to be due and payable immediately, and upon any such declaration the same shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding.

      Except as otherwise provided in the terms of any series of Securities pursuant to Section 2.03, if an Event of Default described in clause (d) or (g) above with respect to all series of Securities then Outstanding, occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all of the Securities then Outstanding hereunder (treated as one class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all of the Securities then Outstanding, and the interest accrued thereon, if any, to be due and payable immediately, and upon such declaration, the same shall become immediately due and payable. If an Event of Default described in clause (e) or (f) above occurs and is continuing, then the principal amount of all of the Securities then

Outstanding, and the interest accrued thereon, if any, shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

      If an Event of Default described in clause (d) or (g) occurs and is continuing, which Event of Default is with respect to less than all series of Securities then Outstanding, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

      The foregoing provisions, however, are subject to the condition that if, at any time after the principal amount (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof of the Securities of any one or more series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or upon all the Securities, as the case may be) and the principal of any and all Securities of such series (or of any and all the Securities, as the case may be) which shall have become due otherwise than by declaration (with interest on overdue installments of interest to the extent permitted by law and on such principal at the rate or rates of interest borne by, or prescribed therefor in the Securities of such series to the date of such payment or deposit) and interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit; and the amounts payable to the Trustee under Section
7.06 and any and all defaults under the Indenture with respect to Securities of such series (or all Securities, as the case may be), other than the non-payment of principal of and any accrued interest on Securities of such series (or any Securities, as the case may be) which shall have become due by declaration shall have been cured, remedied or waived as provided in Section
6.09 -- then and in every such case the Holders of a majority in principal amount of the Securities of such series (or of all the Securities, as the case may be) then Outstanding (such series or all series voting as one class if more than one series are so entitled) by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

      For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

      In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Holders of the Securities of such series (or of all the Securities, as the case may be) shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee and the Holders of the Securities of such series (or of all the Securities, as the case may be) shall continue as though no such proceedings had been taken.

      SECTION 6.02. Covenant of Company to Pay to Trustee Whole Amount Due on Securities on Default in Payment of Interest or Principal. The Company covenants that:

            (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series as and when the same shall become due and payable and which payment has not been extended in accordance with the provisions of a Supplemental Indenture, and such default shall have continued for a period of 30 days; or

            (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable and which payment has not been extended in accordance with the provisions of a Supplemental Indenture, whether at the Stated Maturity of such series or by any call for redemption or by declaration of acceleration or otherwise; or

            (c) in case default shall be made in the satisfaction of any sinking fund obligation when and as such obligation becomes due and payable and which payment has not been extended in accordance with the provisions of a Supplemental Indenture, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of such series, the whole amount that then shall have become due and payable on all such Securities of such series and such Coupons, for principal (and any premium) and interest and for any overdue sinking fund payment together with interest upon the overdue principal and installments of interest (to the extent permitted by law) at the rate or rates of interest borne by or Yield to Maturity (in the case of Original Issue Discount Securities), or prescribed therefor in, the Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expense of collection, including a reasonable compensation to the Trustee, its agents and counsel, and any expenses or liabilities incurred, and all advances made, by the Trustee hereunder other than through its negligence or bad faith.

      In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as Trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon such

Securities, and collect in the manner provided by law out of the property of the Company or any other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

      If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 6.03. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

            (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities (or, if the Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 6.04. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities of any series or Coupons appertaining to such Securities, may be prosecuted and enforced by the Trustee to the fullest extent permitted by law without the possession of any of the Securities of any series or Coupons appertaining to such Securities, or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities or Coupons in respect of which such judgment has been recovered.

      SECTION 6.05. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to Section 6.02 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities or Coupons appertaining to such Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due to the Trustee under
Section 7.06;

            SECOND: In case the principal of the Outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of any interest on such Securities, in the order of the maturity of the installments of such interest, with interest upon the overdue installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee at the rate or rates of interest borne by or Yield to Maturity (in the case of Original Issue Discount Securities) of such Securities or prescribed therefor therein) such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

            THIRD: In case the principal of the Outstanding Securities in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal and interest, if any, with interest on the overdue principal and any installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee) at the rate or rates of interest borne by or Yield to Maturity (in the case of Original Issue Discount Securities), or prescribed therefor in, such Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

            FOURTH: To the payment of the remainder, with appropriate interest to the Company or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

      SECTION 6.06. Limitation on Suits by Holders of Securities. No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of a continuing Event of Default, as hereinbefore provided, and unless also the Holders of not less than 25% in principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby (including the reasonable fees of counsel for the Trustee), and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to this Section 6.06; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the Holders of any other of such Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and Coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Notwithstanding any other provisions in this Indenture, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on such Security or Coupon on or after the respective due dates expressed in such Security (or, in the case of redemption, on or after the date fixed for redemption), or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

      SECTION 6.07. Rights and Remedies Cumulative. All powers and remedies given by this Article Six to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Securities or Coupons to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 6.08. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities or Coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to the provisions of Section 6.06, every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      SECTION 6.09. Control by Holders; Waiver of Past Defaults. The Holders of a majority in principal amount of the Securities of all series (voting as one class) at the time Outstanding (determined as provided in Section 8.04) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 7.01 the Trustee shall have the right to decline to follow any such direction if the Trustee in reliance upon an Opinion of Counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Holders not parties to such direction, and provided further that nothing in this Indenture shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Holders.

      The Company may set a special record date for purposes of determining the identity of the Holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted by this Section 6.09. Such record date shall be the later of 15 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 5.01 of this Indenture prior to such solicitation.

      The Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding (determined as provided in Section 8.04) may on behalf of the Holders of all the Securities of such series waive any past Event of Default with respect to such series and its consequences (subject to Section 6.02), except a continuing Event of Default specified in
Section 6.01(a), (b) or (c), or in respect of a covenant or provision of this Indenture which under Article Ten cannot be modified or amended without the consent of the Holder of each Security so affected. Upon any such waiver, the Company, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively, and such Event of Default shall be deemed to have been cured and not continuing for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

      SECTION 6.10. Trustee to Give Notice of Defaults Known to it, but May Withhold in Certain Circumstances. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.09, at least once in an Authorized Newspaper in Luxembourg) and (ii) to all Holders of Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "default" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided, that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

      SECTION 6.11. Requirement of an Undertaking to Pay Costs in Certain Suits Under the Indenture or Against the Trustee. All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.11 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder of Securities of any series, or group of such Holders, holding in the aggregate more than ten percent in principal amount of the Securities of such series Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any interest or premium on any Security, on or after the due date expressed in such Security or for such interest (or in the case of any redemption, on or after the dated fixed for redemption).

      SECTION 6.12. Waiver of Stay or Extension Laws The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

      SECTION 7.01. Certain Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing, remedying or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured, remedied or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his or her own affairs.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, provided, however, that:

      (a) prior to the occurrence of an Event of Default and after the curing, remedying or waving of all Events of Default which may have occurred:

            (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

      (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

      (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities pursuant to Section 6.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

      None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      SECTION 7.02. Certain Rights of Trustee. Except as otherwise provided in
Section 7.01:

      (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof shall be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a Board Resolution;

      (c) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

      (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

      (e) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

      (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document, unless requested in writing so to do by the Holders of Securities pursuant to Section 6.09; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to such proceeding; and provided further, that nothing in this subsection (f) shall require the Trustee to give the Securityholders any notice other than that required by Section 6.10. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand;

      (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

      (h) The Trustee shall be under no responsibility for the approval by it in good faith of any expert for any of the purposes expressed in this Indenture.

      SECTION 7.03. Trustee Not Responsible for Recitals or Application of Proceeds. The recitals contained herein and in the Securities (other than the certificate of authentication on the Securities) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

      SECTION 7.04. Trustee May Own Securities or Coupons. The Trustee, any Paying Agent, registrar or any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not Trustee, Paying Agent, registrar or such other agent.

      SECTION 7.05. Moneys Received by Trustee to be Held in Trust. Moneys held by the Trustee in trust need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

      SECTION 7.06. Trustee Entitled to Compensation, Reimbursement and Indemnity. The Company agrees to pay to the Trustee from time to time reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of any express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with the acceptance or administration of its trust under this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest or redemption premium on particular Securities.

      SECTION 7.07. Right of Trustee to Rely on Officer's Certificate Where No Other Evidence Specifically Prescribed. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate of the Company delivered to the Trustee, and such Officer's Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

      SECTION 7.08. Disqualification; Conflicting Interest. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 7.08, it shall, within 90 days after ascertaining that it has such conflicting interest, and if the Event of Default to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided in this Section 7.08, resign in the manner and with the effect specified in Section 7.10, such resignation to become effective upon the appointment of a successor trustee and such successor's acceptance of such appointment, and the Company shall take prompt steps to appoint a successor in accordance with Section 7.10.

      (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 7.08, the Trustee shall, within ten days after the expiration of such 90-day period, transmit notice of such failure to the Securityholders in the manner and to the extent provided in subsection (c) of
Section 5.04 with respect to reports pursuant to subsection (a) of said Section 5.04.

      (c) Subject to the provisions of Section 6.11 of this Indenture, unless the Trustee's duty to resign is stayed as provided in subsection (f) of this
Section 7.08, any Holder who has been a bona fide Holder of Securities for at least six months may, on such Holder's behalf and on behalf of all other Holders similarly situated, petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor, if such Trustee fails after written request thereof by such Holder to comply with the provisions of subsection (a) of this Section 7.08.

      (d) For the purposes of this Section 7.08 the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if an Event of Default (exclusive of any period of grace or requirement of notice) has occurred with respect to Securities of such series and:

            (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company or any other obligor on the Securities are outstanding or is trustee for more than one outstanding series of securities, as hereinafter defined, under a single indenture of the Company or any other obligor on the Securities, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph, this Indenture with respect to the Securities of any other series Outstanding, and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company or any other obligor on the Securities are outstanding, if (A) this Indenture is and such other indenture or indentures (and all series of securities issued thereunder) are wholly unsecured and rank equally, and such other indenture or indentures (and such series) are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act, that differences exist between the provisions of this Indenture with respect to Securities of such series and one or more other series, or the provisions of this Indenture and the provisions of such other indenture or indentures (or such series), which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of such series and such other series, or under this Indenture and such other indenture or indentures, or (B) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture with respect to Securities of such series and such other series, or under this Indenture and such other indenture, is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of such series and such other series, or under this Indenture and one of such indentures;

            (2) the Trustee or any of its directors or executive officers is an underwriter for the Company or any other obligor on the Securities;

            (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company or any other obligor on the Securities;

            (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company or any other obligor on the Securities, or of an underwriter (other than the Trustee itself) for the Company or any other obligor on the Securities who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company or any other obligor on the Securities, but may not be at the same time an executive officer of both the Trustee and the Company or any other obligor on the Securities; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company or any other obligor on the Securities; and (C) the Trustee may be designated by the Company or any other obligor on the Securities or by an underwriter for the Company or any other obligor on the Securities to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (d), to act as trustee whether under an indenture or otherwise;

            (5) ten percent or more of the voting securities of the Trustee is beneficially owned either by the Company or any other obligor on the Securities or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such Persons; or ten percent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or any other obligor on the Securities or by any director, partner or executive officer thereof or is beneficially owned, collectively, by any two or more such Persons;

            (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, as hereinafter defined, (A) five percent or more of the voting securities, or ten percent or more of any other class of security, of the Company or any other obligor on the Securities, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) ten percent or more of any class of security of an underwriter for the Company or any other obligor on the Securities;

            (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, as hereinafter defined, five percent or more of the voting securities of any Person who, to the knowledge of the Trustee, owns ten percent or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with the Company or any other obligor on the Securities;

            (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, as hereinafter defined, ten percent or more of any class of security of any Person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company or any other obligor on the Securities; or

            (9) the Trustee owns on the date of the occurrence of such Event of Default (exclusive of any period of grace or requirement of notice) or any anniversary thereof while such Event of Default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity an aggregate of 25% or more of the voting securities or of any class of security, of any Person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this subsection (d). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the date of the occurrence of any such Event of Default and annually in each succeeding year that the Securities or any series thereof remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such date. If the Company or any other obligor on the Securities fails to make payment in full of principal of or interest on any of the Securities when and as the same become due and payable and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and
(8) of this subsection (d); or

            (10) except under the circumstances described in paragraphs (1),
(3), (4), (5) or (6) of Section 7.13(b), the Trustee shall be or become a creditor of the Company or any other obligor on the Securities.

      The specifications of percentages in paragraphs (5) to (9), inclusive, of this subsection (d) shall not be construed as indicating that the ownership of such percentages of the securities of a Person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (d).

      For the purposes of paragraphs (6), (7), (8) and (9) of this subsection
(d) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a Person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or Holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

      (e) For the purposes of this Section 7.08:

            (1) The term "underwriter" when used with reference to the Company or any other obligor on the Securities shall mean every Person who, within one year prior to the time as of which the determination is made, has purchased from the Company or any other obligor on the Securities with a view to, or has offered or sold for the Company or any other obligor on the Securities in connection with, the distribution of any security of the Company or any other obligor on the Securities outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a Person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

            (2) The term "director" shall mean any director of a Company or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

            (3) The term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

            (4) The term "voting security" shall mean any security presently entitling the owner or Holder thereof to vote in the direction or management of the affairs of a Person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or Holder of such security are presently entitled to vote in the direction or management of the affairs of a Person.

            (5) The term "executive officer" shall mean the president, every vice-president, every trust officer, the cashier, the secretary and the treasurer of a Company, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

            (6) Except for purposes of paragraphs (6), (7), (8) and (9) of subsection (d) of this Section 7.08, the term "security" or "securities" shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

            (7) For the purpose of subsection (d)(1) of this Section 7.08, the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms Holders of one such series may vote to direct the indenture trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided, that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

      The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

            (A) A specified percentage of the voting securities of the Trustee, the Company or any other Person referred to in this Section 7.08 (each of whom is referred to as a "Person" in this paragraph) means such amount of the outstanding voting securities of such Person as entitles the Holder or Holders thereof to cast such specified percentage of the aggregate votes which the Holders of all the outstanding voting securities of such Person are entitled to cast in the direction or management of the affairs of such Person.

            (B) A specified percentage of a class of securities of a Person means such percentage of the aggregate amount of securities of the class outstanding.

            (C) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

            (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                  (i) Securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                  (ii) Securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                  (iii) Securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                  (iv) Securities held in escrow if placed in escrow by the issuer thereof; provided, however, that any voting securities of an issuer shall be deemed outstanding if any Person other than the issuer is entitled to exercise the voting rights thereof.

            (E) A security shall be deemed to be of the same class as another security if both securities confer upon the Holder or Holders thereof substantially the same rights and privileges, provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes, and provided further that, in the case of unsecured evidences of indebtedness, differences in the interest rate or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

      (f) Except in the case of a default in the payment of the principal of or interest on any Securities, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this
Section 7.08 if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that
(i) the default under this Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of Holders of such series of Securities. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise. Any resignation of the Trustee shall become effective only upon the appointment of a successor trustee and such successor's acceptance of such appointment.

      SECTION 7.09. Requirements for Eligibility of Trustee. There shall always be at least one Trustee hereunder. The Trustee hereunder shall at all times be a Company organized and doing business as a commercial bank under the laws of the United States of America or any state thereof or of the District of Columbia or a Company or other Person permitted to act as a trustee by the Commission and, in each case, authorized under such laws to exercise corporate trust powers, having (or, in the case of a subsidiary of a bank holding company, its bank holding company parent shall have) a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State or District of Columbia authority. If such Company or holding company parent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Company or holding company parent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor on the Securities or Person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in this Article Seven.

      SECTION 7.10. Resignation and Removal of Trustee; Appointment of Successor. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Company and (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and at least once in an Authorized Newspaper in London (and, if required by Section 4.09, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

      (b) In case at any time any of the following shall occur:

            (1) the Trustee shall fail to comply with the provisions of subsection (a) of Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months; or

            (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

            (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

            (4) the Company shall determine that the Trustee has failed to perform its obligations under this Indenture in any material respect, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument executed by an authorized officer of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Securityholder who has been a bona fide Holder of a Security or Securities of the affected series for at least six months may, on such Person's behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

      (c) The Holders of a majority in principal amount of the Securities Outstanding (determined as provided in Section 8.04) may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments signed by such Holders or their attorneys-in-fact duly authorized, or by the affidavits of the permanent chairman and secretary of a meeting of the Securityholders evidencing the vote upon a resolution or resolutions submitted thereto with respect to such removal and appointment (as provided in Article
Nine), and by delivery thereof to the Trustee so removed, to the successor trustee and to the Company.

      (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

      SECTION 7.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers with respect to the trustee so ceasing to act. Upon written request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.

      No successor trustee shall accept appointment as provided in this Section
7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

      Upon acceptance of appointment by a successor trustee as provided in this
Section 7.11, the Company shall give notice thereof (a) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.09, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Company for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 7.10. If the Company fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

      SECTION 7.12. Successor to Trustee by Merger, Consolidation or Succession to Business. Any Company into which the Trustee may be merged or converted or with which it may be consolidated, or any Company resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Company succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such Company shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      SECTION 7.13. Preferential Collection of Claims Against Company. (a) Subject to the provisions of subsection (b) of this Section 7.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or any other obligor on the Securities within three months prior to a default, as defined in subsection (c) of this Section 7.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the

Holders of the Securities for which it is acting as Trustee, and the holders of other indenture securities (as defined in subsection (c) of this Section 7.13):

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period, and valid as against the Company or such other obligor on the Securities and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company or such other obligor on the Securities upon the date of such default; and

            (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property if disposed of, subject, however, to the rights, if any, of the Company or such other obligor on the Securities and their respective other creditors in such property or such proceeds.

      Nothing herein contained, however, shall affect the right of the Trustee:

            (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company or such other obligor on the Securities) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company or such other obligor on the Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State laws;

            (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

            (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received, the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section 7.13, would occur within three months; or

            (D) to receive payment on any claim referred to in paragraph (B) or
(C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

      For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

      If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders of Securities for which it is acting as Trustee, and the holders of other indenture securities in such manner that the Trustee, such Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company or such other obligor on the Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company or such other obligor on the Securities of the funds and property in such special account and before crediting to the respective claims of the Trustee, such Securityholders, and the holders of other indenture securities dividends on claims filed against the Company or such other obligor on the Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, such Securityholders, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, such Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claim, or otherwise to apply the provisions of this paragraph as a mathematical formula.

      Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued, as trustee, occurred after the beginning of such three months' period; and

            (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

      In every case commenced under the Bankruptcy Act of 1898, or any amendment thereto enacted prior to November 6, 1978, all references to periods of three months shall be deemed to be references to periods of four months.

      (b) There shall be excluded from the operation of subsection (a) of this
Section 7.13 a creditor relationship arising from:

            (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

            (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in Section 5.04(c) with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

            (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

            (4) an indebtedness created as a result of services rendered or premises rented, or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section 7.13;

            (5) the ownership of stock or of other securities of a Company organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company or any other obligor on the Securities; and

            (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this
Section 7.13.

      (c) As used in this Section 7.13 the following terms shall be accorded the following definitions:

            (1) the term "default" shall mean any failure to make payment in full of the principal of or interest on any of the Securities or on the other indenture securities when and as such principal or interest becomes due and payable.

            (2) the term "other indenture securities" shall mean securities upon which the Company or any other obligor on the Securities is an "obligor" (as defined in the Trust Indenture Act) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section 7.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

            (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

            (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company or any other obligor on the Securities for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company or any other obligor on the Securities arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

     SECTION 7.14. Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Company an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.09. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having (or, in the case of a subsidiary of a bank holding company, its bank holding company parent shall have) a combined capital and surplus of at least $45,000,000 (determined as provided in Section 7.09 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

     Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent (including the agency contemplated by this Indenture), shall continue to be the authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Company.

      Upon receiving such a notice of resignation or upon such a termination, or in case in any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.14 with respect to one or more series of Securities, the Trustee shall upon receipt of a Company Order appoint a successor Authenticating Agent and the Company shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 13.02. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Company agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

      If an appointment is made with respect to one or more series pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities described in the within-mentioned
Indenture.

                                    State Street Bank and Trust
                                    Company of California N.A., As Trustee


                                    By
                                       -----------------------------------------
                                       As Authenticating Agent

                                    By
                                       -----------------------------------------
                                       Authorized Signatory

      Sections 7.02, 7.03, 7.04, 7.06 and 8.03 shall be applicable to any Authenticating Agent.

                                  ARTICLE EIGHT

                         CONCERNING THE SECURITYHOLDERS

      SECTION 8.01. Evidence of Action by Securityholders. Whenever in this Indenture it is provided that the Holders of a specified percentage in principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in Person or by agent or proxy appointed in writing, or (b) by the record of such Holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

      SECTION 8.02. Proof of Execution of Instruments and of Holding of Securities. Subject to the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Securityholder or such Holder's agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

      (a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee;

      (b) The ownership of Securities of any series (including Registered Global Securities) shall be proved by the Register of such Securities of such series, or by certificates of the Security registrar or registrars thereof.

      The Trustee shall not be bound to recognize any Person as a Securityholder unless and until such Person's title to the Securities held by it is proved in the manner in this Article Eight provided.

      The record of any Securityholders' meeting shall be proved in the manner provided in Section 9.06.

      The Trustee may accept such other proof or require such additional proof of any matter referred to in this Section 8.02 as it shall deem reasonable.

      SECTION 8.03. Who May be Deemed Owners of Securities. Prior to due presentment for transfer of any Security, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name such Security shall be registered upon the Register of Securities of the series of which such Security is a part as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and interest, subject to the provisions of this Indenture, on such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Holder for the time being, or upon such Holder's order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability of moneys payable upon any such Security. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Unregistered Security or Coupon.

      If the Securities of any series are issued in the form of one or more Registered Global Securities, the Depository therefor may grant proxies to Persons having a beneficial ownership in such Registered Global Security or Securities for purposes of voting or otherwise responding to any request for consent, waiver or other action which the Holder of such Registered Security is entitled to grant or take under this Indenture and the Trustee shall accept such proxies for the purposes granted; provided that neither the Trustee nor the Company shall have any obligation with respect to the grant of or solicitation by the Depository of such proxies.

      SECTION 8.04. Securities Owned by the Company or Controlled or Controlling Persons Disregarded for Certain Purposes. In determining whether the Holders of the requisite principal amount of Securities have concurred in any demand, direction, request, notice, vote, consent, waiver or other action under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, provided that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, direction, request, notice, vote, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee assigned to its principal office knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 8.04, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor.

      Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities; and, subject to the provisions of Section 7.01, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

      SECTION 8.05. Instruments Executed by Securityholders Bind Future Holders. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage in principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security and any direction, demand, request, notice, waiver, consent, vote or other action of the Holder of any Security which by any provisions of this Indenture is required or permitted to be given shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security, and of any Security issued in lieu thereof, irrespective of whether any notation in regard thereto is made upon such Security. Any action taken by the Holders of the percentage in principal amount of the Securities of any or all series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all of the Securities of such series subject, however, to the provisions of
Section 7.01.

                                  ARTICLE NINE

                            SECURITYHOLDERS' MEETINGS

      SECTION 9.01. Purposes for Which Meetings May be Called. A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

            (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders of Securities of any or all series, as the case may be, pursuant to any of the provisions of Article Six;

            (b) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Seven;

            (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

            (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified principal amount of the Securities of any or all series, as the case may be, under any other provision of this Indenture or under applicable law.

      SECTION 9.02. Manner of Calling Meetings. The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 9.01, to be held at such time and at such place in The City of New York, New York, as the Trustee shall determine. Notice of every meeting of Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than 20 nor more than 60 days prior to the date fixed for the meeting.

      SECTION 9.03. Call of Meeting by the Company or Securityholders. In case at any time the Company pursuant to a resolution of its Board of Directors, or the Holders of not less than ten percent in principal amount of the Securities of any or all series, as the case may be, then Outstanding, shall have requested the Trustee to call a meeting of Holders of Securities of any or all series, as the case may be, to take any action authorized in Section 9.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the

Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Company or such Holders of Securities in the amount above specified may determine the time and place in either the City and County of Los Angeles, California or The City of New York, New York for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing (and publishing, if required) notice thereof as provided in Section 9.02.

      SECTION 9.04. Who May Attend and Vote at Meetings. To be entitled to vote at any meeting of Securityholders a Person shall (a) be a Holder of one or more Securities with respect to which the meeting is being held; or (b) be a Person appointed by an instrument in writing as proxy by such Holder of one or more Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

      SECTION 9.05. Regulations May be Made by Trustee; Conduct of the Meeting; Voting Rights - Adjournment. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 8.02. and the appointment of any proxy shall be proved in the manner specified in said Section 8.02; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face, may be presumed valid and genuine without the proof hereinabove or in said Section 8.02 specified.

      The Trustee shall by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 9.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

      Subject to the provisions of Section 8.04, at any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 (or [Euro] 1,000) principal amount (in the case of Original Issue Discount Securities, such principal amount shall be equal to such portion of the principal amount as may be specified in the terms of such series) of Securities held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by such Person or instruments in writing as aforesaid duly designating such Person as the Person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held so adjourned without further notice.

      At any meeting of Securityholders, the presence of Persons holding or representing Securities in principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in principal amount of the Securities represented at the meeting may adjourn such meeting with the same effect for all intents and purposes, as though a quorum had been present.

      SECTION 9.06. Manner of Voting at Meetings and Record to be Kept. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount or principal amounts of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the principal amount or principal amounts of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one copy thereof shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      SECTION 9.07. Exercise of Rights of Trustee and Securityholders Not to be Hindered or Delayed. Nothing in this Article Nine contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrances or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

      SECTION 10.01. Purposes for Which Supplemental Indentures May be Entered Into Without Consent of Securityholders. Without the consent of the Holders of any Securities, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall comply with the provisions of the Trust Indenture Act as then in effect) for one or more of the following purposes:

      (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

      (b) if deemed appropriate by the Company or required by law, to evidence the succession of another Company to the Company or successive successions and the assumption by the successor Company of the covenants, agreements and obligations of the Company pursuant to Article Four hereof;

      (c) to add to the covenants of the Company such further covenants, restrictions or conditions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of all or any series of Securities or Coupons (and if such covenants, restrictions or conditions are to be for the benefit of less than all series of Securities, stating that such covenants, restrictions or conditions are expressly being included solely for the benefit of such series), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect to any such additional covenant, restriction or condition such Supplemental Indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

      (d) to add any limitations or conditions that may apply to a consolidation or merger with another company, or the sale, lease or conveyance of all or substantially all of our assets to another company, if the entity or the person formed by or surviving the consolidation of merger, if other than us, or to which the sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized to existing under the laws of a country other than the United States or Singapore;

      (e) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Securities in (i) global form or (ii) bearer form, registerable or not registerable as to principal or principal and interest, and with or without coupons;

      (f) to change or eliminate any of the provisions of this Indenture; provided, however, that any such change or elimination shall become effective only when there is no Security of any series Outstanding created prior to the execution of such Supplemental Indenture which is entitled to the benefit of such provision;

      (g) to establish the form or terms of Securities of any series or the Coupons appertaining to such Securities as permitted by Sections 2.01 and 2.03;

      (h) to appoint, at the request of the Trustee, a successor Trustee for a particular series of Securities to act as such pursuant to the provisions of this Indenture and to add to or change the provisions of this Indenture to such extent as shall be necessary to facilitate the performance of the duties of such trustee;

      (i) to cure any ambiguity or to correct or supplement any provisions contained herein or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture, or to make such other modifications on provisions in regard to matters or questions arising under this Indenture or any Supplemental Indenture which shall not adversely affect the interests of the Holders of the Securities or Coupons; and

      (j) to make all payments of principal and interest through its branch office in any foreign country instead of its Bermuda foreign branch office; provided that such change shall not have an adverse effect on the Holders.

      SECTION 10.02. Modification of Indenture with Consent of Holders of Securities. With the consent (evidenced as provided in Section 8.01) of the Holders of not less than a majority in principal amount of the Securities of all series at the time Outstanding (determined as provided in Section 8.04) affected by such Supplemental Indenture (voting as one class), the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall comply with the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or the Coupons appertaining to such Securities; provided, however, that no such Supplemental Indenture shall, without the consent of the Holders of each Outstanding Security affect thereby:

      (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Stated Maturity thereof pursuant to Section 6.01, or change any place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the date fixed for redemption), or modify the provisions of this Indenture with respect to this subordination of the Securities in a manner adverse to the Holders, or

      (b) Reduce the percentage in principal amount of the Outstanding Securities the consent of the Holders of which is required for any such Supplemental Indenture, or the consent of the Holders of which is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture or

      (c) Change the time of payment or reduce the amount of any minimum sinking account or fund payment or

      (d) Modify any of the provisions of this Section 10.02, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of Coupons appertaining to such Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons appertaining to such Securities.

      Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order) certified by the secretary or an assistant secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by Section 8.01, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions to this Section, the Trustee shall give notice thereof (i) to the

Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, (ii) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.09, at least once in an Authorized Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      SECTION 10.03. Effect of Supplemental Indentures. Upon the execution of any Supplemental Indenture pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such Supplemental Indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      The Trustee shall be entitled to receive, and subject to the provisions of
Section 7.01 shall be entitled to rely upon, an Opinion of Counsel as conclusive evidence that any such Supplemental Indenture complies with the provisions of this Article Ten and that the Securities affected by the Supplemental Indenture, when such Securities are authenticated and delivered by the Trustee and executed and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will be valid and binding obligations of the Company, except as any rights thereunder may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

      SECTION 10.04. Securities May Bear Notation of Changes by Supplemental Indentures. Securities authenticated and delivered after the execution of any Supplemental Indenture pursuant to the provisions of this Article Ten, or after any action taken at a Securityholders' meeting pursuant to Article Nine, may bear a notation in form approved by the Trustee as to any matter provided for in such Supplemental Indenture or as to any action taken at any such meeting. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such Supplemental Indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities then Outstanding.

                                 ARTICLE ELEVEN

                              DISCHARGE; DEFEASANCE

      SECTION 11.01. Satisfaction and Discharge of Indenture.

            (A) If at any time (i) the Company shall have paid or caused to be paid the principal of and interest on all the Securities of any series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than Securities of such series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 2.09) as and when the same shall have become due and payable, or (ii) the Company shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09) or (iii) in the case of any series of Securities where the exact amount (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (b) below, (a) all the Securities of such series and all unmatured Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (b) the Company shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust the entire amount in (i) cash (other than moneys repaid by the Trustee or any Paying Agent to the Company in accordance with Section 11.04), (ii) in the case of any series of Securities the payments on which may only be made in Dollars, direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest at such times and in such amounts as will insure the availability of cash sufficient to pay at such Maturity or upon such redemption, as the case may be, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (a) the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (b) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series; (x) the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (y) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series; and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Securities of such series and of Coupons appertaining thereto and the Company's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefore (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of such series of Securities to the extent to be exercised to make such call for redemption within one year, (v) the



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

rights, obligations, duties and immunities of the Trustee hereunder, including those under Section 6.6, (vi) the rights of the Holders of securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and
(vii) the obligations of the Company under Section 4.03 and the Trustee, on demand of the Company accompanied by an Officer's Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture; provided, that the rights of Holders of the Securities and Coupons to receive amounts in respect of principal of and interest on the Securities and Coupons held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

            (B) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in an Officer's Certificate or indenture supplemental hereto provided pursuant to Section 2.03. In addition to discharge of the Indenture pursuant to the next preceding paragraph, in the case of any series of Securities the exact amounts (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (a) below, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series and the Coupons appertaining thereto on the date of the deposit referred to in clause (a) below, and the provisions of this Indenture with respect to the Securities of such series and Coupons appertaining thereto shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series and of Coupons appertaining thereto and the Company's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of such series of Securities to the extent to be exercised to make such call for redemption within one year, (v) the rights, obligations, duties and immunities of the Trustee hereunder, (vi) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vii) the obligations of the Company under Section 4.03 and the Trustee, at the expense of the Company, shall at the Company's request, execute proper instruments acknowledging the same, if

            (a) with reference to this provision the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in United States Dollars, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay

      (a) the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (b) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

            (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound;

            (c) the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the IRS a ruling or (y) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

            (d) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

            (C) The Company shall be released from its obligations under Sections 4.02 and unless otherwise provided for in the Board Resolution, Officer's Certificate or Indenture supplemental hereto establishing such series of Securities, from all covenants and other obligations referred to in Section 2.03(18) or 2.03(20) with respect to such series of Securities, and any Coupons appertaining thereto, outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of any series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 6.01, but the remainder of this Indenture and such Securities and Coupons shall be unaffected thereby. The following shall be the conditions to application of this subsection C of this Section 11.01:

            (a) The Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series and coupons appertaining thereto, (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in United States Dollars, U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (a) the principal and interest on all Securities of such series and

      Coupons appertaining thereof and (b) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

            (b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit;

            (c) Such covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 7.08 and for purposes of the Trust Indenture Act with respect to any securities of the Company;

            (d) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

            (e) Such covenant defeasance shall not cause any Securities then listed on any registered national securities exchange under the Exchange Act to be delisted;

            (f) The Company shall have delivered to the Trustee an Officer's Certificate and Opinion of Counsel to the effect that the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

            (g) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

      SECTION 11.02. Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 11.04, all moneys deposited with the Trustee (for other trustee) pursuant to Section 11.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Securities of such series and of Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

      SECTION 11.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any Paying Agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

      SECTION 11.04. Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of and any premium and interest on any Security and any series of Coupons attached thereto and not so applied but remaining unclaimed under applicable law shall be transferred by the Trustee to the appropriate Persons in accordance with applicable laws, and the Holder of such Security of such series and of any Coupons appertaining thereto shall thereafter look only to such Persons for any payment which such Holder may be entitled to collect and all liability of the Trustee and such Paying Agent with respect to such moneys shall thereupon cease.

      SECTION 11.05. Indemnity for U.S. Government of Obligations. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to
Section 11.01 or the principal or interest received in respect of such obligations.

                                 ARTICLE TWELVE

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

      SECTION 12.01. Incorporators, Stockholders, Officers and Directors of Company Exempt From Individual Liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such past, present or future, of the Company, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.


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
                                ARTICLE THIRTEEN

                            MISCELLANEOUS PROVISIONS

      SECTION 13.01. Successors and Assigns of the Company Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

      SECTION 13.02. Notices; Effectiveness. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Company, or by the Company or by the Holders of Securities to the Trustee or upon the Depository by the Company or the Trustee may be electronically communicated or hand delivered or sent by overnight courier, addressed to the relevant party as provided in this Section 13.02.

      All communications intended for the Company shall be sent to:

                              Flextronics International Ltd.
                              36 Robinson Road, #18-01
                              City House Singapore 068877
                              Attention: General Counsel
                              Fax Number: (65) 654 31 888

      All communications intended for the Trustee shall be sent to:

                              State Street Bank and Trust Company
                              of California, N.A.
                              ------------------------------
                              633 West 5th Street, 12th Floor
                              ------------------------------
                              Los Angeles, CA 90071
                              ------------------------------
                              Attention: Corporate Trust
                                         Administration
                                         (Flextronics International Ltd.
                                         Senior Securities)
                                         -------------------
                              Fax Number: (213) 362-7357
                                           ---  --------

or at any other address of which any of the foregoing shall have notified the others in any manner prescribed in this Section 13.02.

      For all purposes of this Indenture, a notice or communication will be deemed effective:

      (a) if delivered by hand or sent by overnight courier, on the day it is delivered unless (i) that day is not a Business Day in the city specified (a "Local Business Day") in the address for notice provided by the recipient or
(ii) if delivered after the close of business on a Local Business Day, then on the next succeeding Local Business Day or

      (b) if sent by facsimile transmission, on the date transmitted, provided that oral or written confirmation of receipt is obtained by the sender unless the date of transmission and confirmation is not a Local Business Day, in which case, on the next succeeding Local Business Day.

      Any notice, direction, requires, demand, consent or waiver by the Company, any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given, made or filed, for all purposes, if given, made or filed in writing at the Principal Office of the Trustee in accordance with the provisions of this Section 13.02.

      Any notice, request, consent or waiver by the Company or the Trustee upon the Depository shall have been sufficiently given, made or filed, for all purposes, if give or made in accordance with the provisions of this Section
13.02 at the address shown for such Depository in the Register or at such other address as the Depository shall have provided for purposes of notice.

      SECTION 13.03. Compliance Certificates and Opinions. Upon on any request or application by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

      Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to Section 5.03(d) shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

      Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which such certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters, upon the certificate, statement or opinion of or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which such Person's certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any firm of independent public accountants filed with the Trustee shall contain a statement that such firm is independent.

      SECTION 13.04. Days on Which Payment to be Made, Notice Given or Other Action Taken. If any date on which a payment is to be made, notice given or other action taken hereunder is a Saturday, Sunday or legal holiday in the state in which the payment, notice or other action is to be made, given or taken, then such payment, notice or other action shall be made, given or taken on the next succeeding Business Day in such state, and in the case of any payment, no interest shall accrue for the delay.

      SECTION 13.05. Provisions Required by Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act such required provision shall control.

      SECTION 13.06. Governing Law. THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

      SECTION 13.07. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 13.08. Securities in a Foreign Currency or in ECU. Unless otherwise specified in an Officer's Certificate delivered pursuant to Section
2.03 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin or currency other than United States Dollars (including
ECUs), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of United States Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 13.08, Market Exchange Rate shall mean the noon United States Dollar buying rate in The City of New York for cable transfers of that currency as published by the Federal Reserve Bank of New York; provided, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

      All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Company and all Holders.

      SECTION 13.09. Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency"), into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

      SECTION 13.10. Provisions of the Indenture and Securities for the Sole Benefit of the Parties and the Securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give any Person, firm or Company, other than the parties hereto and the Holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition and provision herein contained; all its covenants, conditions and provisions being for the sole benefit of the parties hereto and of the Holders of the Securities.

      SECTION 13.11. Indenture May be Executed in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

      SECTION 13.12. Bermuda Branch, Full Recourse Obligations. Notwithstanding anything to the contrary contained herein, all payment of principal and interest by the Company with respect to the Notes will be made by the Company through its Bermuda branch office; provided, however, that notwithstanding the foregoing, the Company acknowledges that its Obligations hereunder are full recourse to the Company and are in no manner limited to any extent to any branch thereof and shall in no manner impair the Trustee's ability to collect any Obligation from the Company.


                            [Signature page follows]

      IN WITNESS WHEREOF, Flextronics International Ltd. has caused this Indenture to be signed by its Chairperson of the Board or any Vice-Chairpeople of the Board or its President or Chief Financial Officer or one of its Vice-Presidents and State Street Bank and Trust Company of California, N.A. has caused this Indenture to be signed and acknowledged by one of its officers, all as of the day and year first written above.

                                          Flextronics International Ltd.

                                          By
                                             -----------------------------------

                                             State Street Bank and Trust Company
                                             of California, N.A.
                                             -----------------------------------
                                             as Trustee

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:

                  TABLE SHOWING REFLECTION IN THIS INDENTURE OF
             CERTAIN PROVISIONS OF THE TRUST INDENTURE ACT OF 1939*

 Section of                                                            Section
 Indenture                                                             of Act
------------                                                       ---------------
   310(a)(1)      ..............................................    7.09
   310(a)(2)     ...............................................    7.09
   310(a)(3)     ...............................................    Inapplicable
   310(a)(4)     ...............................................    Inapplicable
   310(a)(5)     ...............................................    7.09
   310(b)        ...............................................    7.08, 7.10
   310(c)        ...............................................    Inapplicable
   311(a)        ...............................................    7.13(a), 7.13(c)
   311(b)        ...............................................    7.13(b), 7.13(c)
   311(c)        ...............................................    Inapplicable
   312(a)        ...............................................    5.01, 5.02(a)
   312(b)        ...............................................    5.02(b)
   312(c)        ...............................................    5.02(c)
   313(a)        ...............................................    5.04(a)
   313(b)(1)     ...............................................    Inapplicable
   313(b)(2)     ...............................................    5.04(b)
   313(c)        ...............................................    5.04(c)
   313(d)        ...............................................    5.04(d)
   314(a)(1)     ...............................................    5.03(a)
   314(a)(2)     ...............................................    5.03(b)
   314(a)(3)     ...............................................    5.03(c)
   314(a)(4)     ...............................................    5.03(d)
   314(b)        ...............................................    2.04(5)
   314(c)        ...............................................    13.03
   314(d)        ...............................................    2.04(5)
   314(e)        ...............................................    13.03
   314(f)        ...............................................    Omitted
   315(a)        ...............................................    7.01
   315(b)        ...............................................    6.10
   315(c)        ...............................................    7.01
   315(d)        ...............................................    7.01
   315(e)        ...............................................    6.11
   316(a)(1)     ...............................................    6.09
   316(a)(2)     ...............................................    Omitted
   316(b)        ...............................................    6.06
   316(c)        ...............................................    6.09
   317(a)        ...............................................    6.02, 6.03
   317(b)        ...............................................    4.06
   318(a)        ...............................................    13.05

---------------

* This Table is not part of the Indenture.